Exhibit 10.23

FIRST AMENDMENT

TO

EXCLUSIVE LICENCE

Between

Adaptive Phage Therapeutics, Inc.

And

UNITED STATES OF AMERICA

As Represented By

THE SECRETARY OF THE NAVY

PLEASE NOTE: CERTAIN INFORMATION INDICATED WITH [***] IN THIS DOCUMENT HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

The parties agree to amend the licensing Agreement number NMR-17-10010. This First Amendment to the license shall be effective as of the date of the last signature below (“Amendment Effective Date”).

The parties hereby agree as follows:

1.	The first paragraph of Article 2.1 is removed and replaced with the following:

LICENSOR grants to LICENSEE an exclusive right and license to Practice The Licensed Invention throughout the Licensed Territory in the field of treating and/or eliminating multi-drug resistant bacteria for all uses including, for example industrial or medical uses, commencing on the date of execution of this LICENSE by LICENSOR, which shall become the effective date of the LICENSE, and continuing until the later of the expiration of a Valid Issued Claim, including any U.S. and foreign patents from jurisdictions listed in Schedule A of Article 6, or the license is terminated, or LICENSEE is no longer using Licensed Materials or Licensed Data. LICENSOR also grants LICENSEE a worldwide exclusive commercial license to Licensed Materials and use Licensed Data to support the commercialization and regulatory approval of Royalty-Bearing Product(s). LICENSOR explicitly retains the right to use or transfer licensed Materials and use or transfer Licensed Data for non-commercial Government or research purposes.

2.	Schedule A in Article 6 is updated to include the jurisdictions of, 1) Europe, and 2) Canada.

3.	The previous Appendix A is removed and replaced with the attached Appendix A.

4.	The previous Appendix B is removed and replaced with the attached Appendix B.

5.	All other terms and conditions of the licensing agreement shall remain in full force.

IN WITNESS WHEREOF, the undersigned agree to the terms and conditions of licensing agreement as further amended herein.

SIGNATURES

For Adaptive Phage Therapeutics, Inc

We, the undersigned, are duly authorized to bind Adaptive Phage Therapeutics, Inc. to this Agreement and do so by affixing my signature hereto.

Entered into this 28th day of December 2018.

By:	/s/ Gregory L. Merril
Gregory L. Merril
CEO

For the Department of the Navy:

I, the undersigned, by 35 USC 207 and Navy regulations, am duly authorized to bind the U.S. Navy to this Agreement and do so by affixing my signature hereto.

Entered into this 10th day of January 2019.

By:	/s/ A.W. Armstrong
A.W. Armstrong
CAPT, MC, USN
Commander

Appendix A

Benchmarks/Milestones

Milestone 1: [***]: [***]

Milestone 2: [***]: [***]

Milestone 3: [***]: [***]

Milestone 4: [***]: [***]

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